SCHEDULE 14A
                         (Rule 14a-101)

             INFORMATION REQUIRED IN PROXY STATEMENT

                       SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
              EXCHANGE ACT OF 1934 (AMENDMENT NO.               )

Filed by registrant  [X]

Filed by a party other than the registrant   [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement             [ ]  Confidential, for use of the
[X]  Definitive proxy statement                   Commission Only (as permitted
[ ]  Definitive additional materials              by Rule 14a-6(e) (2))

[ ]  Soliciting material pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

              VALLEY FORGE SCIENTIFIC CORP.
-------------------------------------------------------------------------------
     (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11 Act Rule 14a-6(i)(3)

     (1)  Title of each class of securities to which transaction applies:
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     (2)  Aggregate number of securities to which transaction applies:
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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.

--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5)  Total fee paid:

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     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (3)  Filing Party:

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     (4)  Date Filed:

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

                        VALLEY FORGE SCIENTIFIC CORP.
                             136 GREEN TREE ROAD
                           OAKS, PENNSYLVANIA 19456
                   ________________________________________
                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD WEDNESDAY, JUNE 30, 1999
                   ________________________________________


       NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Valley Forge Scientific Corp. (the "Company") will be held at the Hampton Inn at Route 422 and Egypt Road, Oaks, Pennsylvania on
Wednesday, June 30, 1999 at 10:00 a.m. local time, for the following purposes:

       1. To elect six directors to hold office until the Annual Meeting of Shareholders in 2000 and until their respective successors are duly elected and qualified;

       2. To consider and act upon a proposal to amend the Company's Articles of Incorporation, to increase the authorized shares of the Company's Common Stock from 10,000,000 to 20,000,000; and

       3. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof. The Board of Directors of the Company is presently unaware of any other business to be presented to a vote of shareholders at the Meeting.

       The Board of Directors has fixed the close of business on May 13, 1999 as the record date for the Meeting. Only shareholders of record on that date are entitled to notice of and vote at the Meeting and any adjournment or postponement thereof.

       The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the meeting.

                              By Order of the Board of Directors


                              THOMAS J. GILLOWAY,

     Oaks, Pennsylvania       Secretary
     June 1, 1999

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. EVEN IF YOU PLAN TO BE PRESENT PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY.

<PAGE 1>


                        VALLEY FORGE SCIENTIFIC CORP.
                             136 GREEN TREE ROAD
                           OAKS, PENNSYLVANIA 19456
                               _______________
                               PROXY STATEMENT

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Valley Forge Scientific Corp., a Pennsylvania corporation (the "Company"), in connection with the Company's Annual Meeting of Shareholders (the "Meeting"), which is scheduled to be held at 10:00 a.m., local time, on Wednesday, June 30, 1999, at the Hampton Inn, Route 422 and Egypt Road, Oaks, Pennsylvania, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of the Meeting. This Proxy Statement, the foregoing notice, the enclosed proxy, and the Annual Report to Shareholders are being sent to shareholders on or about June 1, 1999.

       The Board of Directors knows of no matters that are likely to be brought before the Meeting, other than the matters specifically referred to in the Notice of the Meeting. If any other matter properly comes before the Meeting, however, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters. If the enclosed proxy is properly executed and returned prior to voting at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. In the absence of instructions, executed proxies will be voted "FOR" the six nominees of the Board of Directors for election as directors, and "FOR" the proposed amendment to the Company's Articles of Incorporation.

       Any proxy may be revoked at any time prior to its exercise by notifying the Secretary of the Company in writing, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

                                 RECORD DATE

       The record date for determining the holders of common stock ("Common Stock") of the Company who are entitled to notice and to vote at the annual meeting was May 13, 1999.

                              VOTING SECURITIES

       At May 13, 1999, the Company had 8,234,509 shares of Common Stock outstanding. Holders of record of Common Stock as of such date will be entitled to one vote for each share held. The presence at the meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast will constitute a quorum for the Meeting.

<PAGE 2>

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth as of May 13, 1999, certain information with respect to the beneficial ownership of Common Stock, by each person known to the Company to own beneficially 5% or more of the outstanding Common Stock, by each director and nominee, and by all officers and directors as a group.
                                      Amount of
Name and Address of                   Beneficial            Percentage
Beneficial Owners (1)                 Ownership             Owned
---------------------                 ----------            ----------
Jerry L. Malis (2)(3)                  1,282,276               15.3%
Thomas J. Gilloway(2)(7)               1,001,375               12.0%
Dr. Leonard I. Malis(2)                  882,242               11.9%
Bernard H. Shuman(2)(4)                  126,467                1.5%
Bruce A. Murray(2)(5)                     13,500                 *
Robert H. Dick(2)(6)                       4,000                 *
All officers and directors
as a group (6 persons)                 3,309,860               38.6%
____________________
* less than 1%

(1) Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) The mailing address of Messrs. Malis, Gilloway, Shuman, Murray and Dick and Dr. Malis, directors of the Company, is 136 Green Tree Road,
        P.O. Box 1179, Oaks, Pennsylvania 19456-1179.
(3) Includes 150,000 shares issuable to Mr. Malis subject to options exercisable currently or within 60 days.
(4) Includes 25,000 shares issuable to Mr. Shuman subject to options exercisable currently or within 60 days, and includes 101,467 shares held in the Bernard H. Shuman Living Trust, a trust in which Mr. Shuman holds voting and dispositive control.
(5) Includes 13,500 shares issuable to Mr. Murray subject to options exercisable currently or within 60 days.
(6) Includes 4,000 shares issuable to Mr. Dick subject to options exercisable currently or within 60 days.
(7) Includes 150,000 shares issuable to Mr. Gilloway subject to options exercisable currently or within 60 days, and includes 250,000 shares held in the Gilloway Family, L.P., a limited partnership in which Mr. Gilloway is a general partner and possesses voting and dispositive control.

<PAGE 3>

               PROPOSALS TO BE ACTED UPON AT THE ANNUAL MEETING

PROPOSAL 1 - ELECTION OF DIRECTORS

       At the Meeting, the shareholders will elect six directors to hold office until the Annual Meeting of Shareholders in 2000, and until their respective successors are duly elected and qualified.

 The Company's by-laws provide that the Board of Directors shall consist of not fewer than 3 members. The Board of Directors has fixed the number of Directors at six. Jerry L. Malis, Thomas J. Gilloway, Leonard I. Malis, Bruce A. Murray, Bernard H. Shuman and Robert H. Dick, who have each been nominated for election as a director by the Board of Directors, were elected to serve their present terms on June 23, 1998. All directors hold office until the next annual meeting of shareholders, or until their successors are elected and qualified.

 It is the intention of the persons named in the accompanying proxy to vote, unless otherwise instructed, "FOR" the election as directors of the six nominees named above. All nominees have expressed their willingness to serve as directors. If any of the nominees should be unable to serve, the proxies will be voted for the election of such other person or persons as shall be determined by the person in the proxy in accordance with their judgment. The Company is not aware of any reason why any of the nominees, if elected, should be unable to serve as a director. The vote of a plurality of a quorum of shareholders present in person or by proxy at the Meeting is required for the election of the nominees.

The directors and executive officers of the Company are as follows:
                                                                 Director
Name                  Age   Position(s)                             Since
----                  ---   -----------                          ---------
Jerry L. Malis (1)    66    Chairman of the Board and President      1980
Thomas J. Gilloway    61    Executive Vice President, Secretary,     1984
                            Treasurer and Director
Leonard I. Malis      79    Director                                 1989
Bruce A. Murray (1)   62    Director                                 1992
Bernard H. Shuman     74    Vice President and Director              1994
Robert  H. Dick (1)   55    Director                                 1997

(1) Member of the Audit Committee

       Jerry L. Malis has served as President or Vice-President and a Director of the Company since its inception in March 1980. As of June 30, 1989, Mr. Malis was elected as Chairman of the Board of the Company. He has published over fifty articles in the biological science, electronics and engineering fields, and has been issued twelve United States patents. Mr. Malis coordinates and supervises the development, engineering and manufacturing of the Company's products and is in charge of the daily business operations of the Company. He devotes substantially all his business time to the business of the Company.

       Thomas J. Gilloway has been Executive Vice President and a Director of the Company since December 1984, and as of June 30, 1989 was appointed Secretary and Treasurer of the Company. From the Company's inception in March 1980 to December 21, 1984, Mr. Gilloway served in

<PAGE 4>

capacities as a Vice-President and Treasurer. Mr. Gilloway received his undergraduate degree from LaSalle University in 1959 and his graduate degree from Temple University in 1963. Prior to his involvement with the Company, Mr. Gilloway was employed in a marketing capacity for Scott Paper Company, C.R. Bard, Inc., and CheckPoint Systems as Director of Marketing. He is involved with marketing, regulatory and contract administration matters for the Company.

       Leonard I. Malis, M.D., a consultant to the Company since its inception in March 1980, has been a director since June 30, 1989. Dr. Malis was Professor and Chairman of the Department of Neurosurgery at Mount Sinai School of Medicine, New York, New York, from 1971 until 1993, and is currently Professor and Chairman Emeritus at Mount Sinai School of Medicine.
 Dr. Malis designed and built the first commercial bipolar coagulator in 1955, and his original units were the standard in neurosurgery for many years. Dr. Malis has been issued five United States patents and has designed and trademarked over one hundred instruments. He has published over one hundred articles in medical journals and reviews and is the author of a textbook on neurosurgery.

       Bruce A. Murray has been a director of the Company since October 14, 1992. He is a Managing Member of The Change Management Group, LLC, a management consulting company; and a Principal of Adair & Murray Associates, Inc., a management consulting company. From 1991 to May 1993, he was a senior consultant with the management consulting firm of Rath and Strong. From 1984 to August 1991, Mr. Murray held positions within the Pfizer Hospital Products Group, as Director of Engineering-Surgical Products, Corporate Vice President - Research and Development, and Senior Vice President and Business Manager - Surgical Products. He has also held senior management positions with Valleylab, Inc., Picker Corporation Electronics Division, Ball Brothers Research Corporation and IIT Research Institute.
Mr. Murray received both his B.S. in Engineering and his M.B.A. from the Illinois Institute of Technology, and is an adjunct instructor in business strategies at the University of Colorado.

       Bernard H. Shuman has been a director and Vice President of the
Company since September 1, 1994.   Mr. Shuman is currently Vice
President-Technology. Prior to September 1, 1994, Mr. Shuman served as President and director of Diversified Electronic Corporation, a specialty electronics manufacturer which merged into the Company on August 31, 1994.

       Robert H. Dick has been a director of the Company since 1997. He is the principal of R.H. Dick & Company, Inc., an investment banking firm.
From April 1996 to 1998, he was a partner in Boles & Company, an investment banking firm. He was President, CEO and CFO of two Boles & Company clients:
BioMagnetic Therapy Systems, Inc. (from September 1995 to April 1996) and
Pharmx, Inc. (from May 1994 to May 1995).   From April 1987 to May 1994, Mr.
Dick served as Vice President-International for Codman & Shurtleff, Inc., a Johnson & Johnson subsidiary, where he was responsible for new business development and sales and marketing in non-U.S. markets. Mr. Dick has also held other business development and sales and marketing positions with Codman & Shurtleff, Inc., and product management positions with USCI Surgical Products, a division of C.R. Bard.

       Jerry L. Malis and Dr. Leonard I. Malis are brothers. The Company's executive officers are elected annually by the Company's directors and shall continue to serve until their successors are elected and qualified.

<PAGE 5>

              MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

       The Company has an Audit Committee, but does not have a Compensation Committee or a Nominating Committee.

       The Audit Committee, which held one meeting in the fiscal year ended September 30, 1998, consisted of Bruce A. Murray, Robert H. Dick and Jerry
L. Malis. The functions of the Audit Committee generally include reviewing with the Company's independent public accountants the scope and results of their engagement and reviewing the adequacy of the Company's system of internal accounting controls.

       The Board of Directors held three meetings in the fiscal year ended September 30, 1998.

                           DIRECTORS' COMPENSATION

       Directors of the Company do not receive any compensation for their services as members of the Board of Directors, but Directors who are not officers of the Company are entitled to reimbursement for expenses incurred in connection with their attendance at meetings and are entitled to participate in the Company's Stock Option Plan.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       Since the late 1960's, Dr. Leonard I. Malis, a director of the Company, on an individual basis, has been a party to royalty arrangements with Johnson & Johnson Professional, Inc. ("J&J"), formerly known as Codman & Shurtleff, Inc., a principal customer of the Company. Dr. Malis has developed and in the future may develop passive hand instruments for J&J with no pecuniary benefits to the Company.

       The Company has entered into a five year lease commencing on July 1, 1995 for approximately 4,200 square feet of office and warehouse space at a base monthly rent of $4,618 with GMM Associates, a Pennsylvania general partnership, whose partners are Jerry L. Malis, Thomas J. Gilloway and Leonard I. Malis, principal shareholders, directors and/or officers of the Company. The related expense for this lease for the year ended September 30, 1998 was $54,899. The Company believes the rental payments reflect fair rental value for the space.

       For the year ended September 30, 1998, the Company paid legal fees in the amount of $77,673 to a law firm in which a son-in-law of Jerry L. Malis is a partner.

                           EXECUTIVE COMPENSATION

       The following table sets forth certain information regarding the compensation paid by the Company to its executive officers for the three fiscal years ended September 30, 1998.

<PAGE 6>
                         SUMMARY COMPENSATION TABLE

Name and                    Fiscal Year           Salary (1)        Number of Shares of
Principal Position                                                     Common Stock
                                                                        Underlying
                                                                      Options Granted
-----------------------------------------------------------------------------------------


Jerry L. Malis,                  1998               $188,949                 ---
       President                 1997                179,951                 ---
                                 1996                163,592                 ---


Thomas J. Gilloway,              1998                $161,278                ---
   Executive Vice President      1997                 153,598                ---
                                 1996                 139,634                ---


Bernard H. Shuman                1998                $105,000                ---
   Vice President - Technology   1997                 105,000                ---
                                 1996                 105,000                25,000


(1) Non-cash compensation did not exceed the lesser of $50,000 or 10% of the cash compensation for the named individual.

        EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENT

       Effective July 1, 1994, the Company entered into employment agreements with Jerry L. Malis, President, and Thomas J. Gilloway, Executive Vice President for a term of 63 months. The agreements provide for annual base salaries to Mr. Malis and Mr. Gilloway of $148,720 and $126,940, respectively, in 1994, with annual base salary increases of 10% commencing on October 1, 1994. For the year ended September 30, 1996, Messrs. Malis and Gilloway waived their right to the 10% increase of base salary for that year. For the year ended September 30, 1998, Messrs. Malis and Gilloway received a 5% increase of base salary and waived their right to the remaining 5% increase of base salary for that year, which they were entitled to receive under their employment agreements. The agreements also provide that Messrs. Malis and Gilloway may each receive such other cash and stock bonuses as may be determined from time to time by the Board of Directors. The employment agreements may be terminated for cause. In addition, the agreements provide that in the event of a change of control (as defined in the Securities
Exchange Act of 1934) of the Company, the employee may terminate his employment for "good reason" and shall be entitled to receive a payment equal to the lesser of (i) 2.99 times the employee's average annual compensation (including bonuses, if any) during the three years preceding the date of termination; or (ii) the compensation payable for the remaining term of the agreement. The term "good reason" includes the assignment to the employee of duties inconsistent with the employee's then position, a relocation of the Company's office more than 30 miles from the Company's present offices, a failure of the Company to continue in effect any benefit or compensation plan, depriving the employee of any fringe benefit, or the failure of any successor entity to assume the employment agreement.

<PAGE  7>

       On August 31, 1994, the Company entered into an employment agreement with Bernard H. Shuman, Vice President-Technology, for a term of 59 months. The agreement provides for an annual salary to Mr. Shuman of $50,000 for the period from September 1, 1994 to July 31, 1995, and a salary of $105,000 for each twelve month period thereafter. The agreement provides that Mr. Shuman may receive additional compensation and benefits as may be determined from time to time by the Board of Directors. The agreement provides for certain death and disability benefits. The employment agreement may be terminated for cause.


                     401(K) PLAN AND PROFIT-SHARING PLAN

     Effective January 1, 1990, the Company adopted a 401(k) Plan and Profit Sharing Plan that covers full-time employees who have attained age 21 and have completed at least one year of service with the Company. Under the 401(k) Plan, an employee may contribute an amount up to 25% of his compensation to the 401(k) Plan on a pre-tax basis not to exceed $10,000 per year (adjusted for cost of living increases). Amounts contributed to the 401(k) Plan are non-forfeitable.

     Under the Profit Sharing Plan, a participant in the plan participates in the Company's contributions to the Plan as of December 31 in any year, with allocations to individual accounts based on annual compensation. An employee does not fully vest an interest in the plan until completion of three years of employment. The Board of Directors determines the Company's contributions to the plan on a discretionary basis. The Company has not made any contributions to date.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
            OF THE INDIVIDUALS NOMINATED FOR ELECTION AS DIRECTORS

PROPOSAL NO. 2 -  PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION
                  TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM 10,000,000 SHARES TO 20,000,000 SHARES.

       The Board of Directors has adopted a resolution declaring it advisable to amend the Company's Articles of Incorporation to increase the number of shares of Common Stock that the Company has the authority to issue from 10,000,000 shares to 20,000,000 shares (the "Amendment"). The Board of Directors further directed that the Amendment be submitted for consideration by shareholders at the Company's Annual Meeting. In the event that the Amendment is approved by Shareholders, the Company will thereafter amend its Articles of Incorporation with the Pennsylvania State Department of State with a filing reflecting such Amendment, which will become effective at the close of business on the date such filing is accepted by the Department of State.

       In the event shareholders approve the Amendment, the Company will be authorized to amend Article 5(a) of the Company's Articles of Incorporation to increase the number of shares of Common Stock which the Company is authorized to issue from 10,000,000 to 20,000,000.

<PAGE 8>

       As amended, the text of Article 5(a) of the Articles of Incorporation would read in its entirety as follows:

           "5 The aggregate number of shares which this corporation shall have authority to issue is, and the relative rights or preferences pertaining thereto shall be as follows:
           (a) Twenty million (20,000,000) shares of no par value voting common stock ("Common Stock"); the special rights or
               preferences of which shall be set forth in (c), (d),
               (e) and (f) of this Article 5;"

       As of May 13, 1999, there were 8,234,509 shares of issued and outstanding Common Stock. Of the 1,765,491 authorized but unissued shares, a total of 500,000 shares were reserved for issuance under Company's option plan for employees, directors and consultants. The remaining 1,265,491 shares were unreserved. Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current shareholders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain proportionate ownership interest.

       The Board believes that it is in the Company's best interests to increase the number of authorized but unissued shares of Common Stock in order to have additional shares available for issuance to meet the Company's future business needs as they arise. The Company's management has no present arrangements, agreements, understandings or plans for the issuance or use of the additional shares proposed to be authorized by the Amendment. The Board believes that availability of such additional shares will provide the Company with the flexibility to issue Common Stock for a variety of other proper corporate purposes as the Board may deem advisable without further action by the Company's shareholders, except as may be required by law, regulation or the rules of any national securities exchange or quotation system on which the shares of the Company's Common Stock are then listed. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the purchase of property, the acquisition or merger into the Company of other companies, the use of additional shares for various equity compensation and other employee benefit plans, the declaration of stock dividends or distributions, effecting a stock split and other bona fide corporate purposes. Were these situations to arise, the issuance of additional shares of Common Stock could have a dilutive effect on earnings per share, and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a shareholder's percentage voting power in the Company.

       Although an increase in the authorized shares of Common Stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination of the Company with another company), the current proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock is not in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. In addition, the proposal is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the shareholders.

<PAGE 9>

       Under Pennsylvania Business Corporation Law, the affirmative vote of the holders of a majority of the shares of Common Stock entitled to vote at the Meeting is required to adopt this Proposal No. 2. With respect to the proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 10,000,000 to 20,000,000 shares, all such shares will be voted FOR or AGAINST, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR the proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 10,000,000 to 20,000,000 shares

           THE BOARD OF DIRECTOR RECOMMENDS A VOTE "FOR" THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 10,000,000 TO 20,000,000.

            INFORMATION CONCERNING INDEPENDENT PUBLIC ACCOUNTANTS

       Samuel Klein & Company was selected by the Board of Directors as the independent public accountants to audit the financial statements of the Company for the fiscal year ended September 30, 1998. A representative of Samuel Klein & Company is not expected to be present at the Annual Meeting of Shareholders. The Auditing Committee of the Board has not had an opportunity to consider the selection of the Company's independent public accountant for the year ending September 30, 1999.

                 SHAREHOLDER PROPOSALS - 2000 ANNUAL MEETING

       Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, ("Rule 14a-8") proposals of shareholders intended to be presented at the Company's Annual Meeting of Shareholders in 2000 must be received by February 1, 2000 to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that annual meeting. Alternatively, shareholders who submit a proposal for consideration by the Company outside the processes established by Rule 14a-8 must do so by April 17, 2000 or face the possibility that management proxies may use their discretionary voting authority if and when any such proposal is raised at the 2000 Annual Meeting of Shareholders, without any discussion of the matter at the meeting. If the 2000 Annual Meeting of Shareholders date is more than 30 days away from the anniversary of the 1999 Annual Meeting date, the Company will disclose changes in the February 1 and April 17 deadlines above in its earliest possible report on Form 10-Q. Shareholders proposals should be directed to the Company's Secretary, at the address of the Company set forth on the first page of this Proxy Statement.

<PAGE 10>

                           SOLICITATION OF PROXIES

       The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The Company will pay the expense of solicitation of proxies for the meeting. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone or telecopy by directors, officers or regular employees of the Company.


                          By Order of the Board of Directors,



                          THOMAS J. GILLOWAY,
                          Secretary


       June 1, 1999

                    VALLEY FORGE SCIENTIFIC CORP.

        PROXY   ANNUAL MEETING OF SHAREHOLDERS   JUNE 30, 1999

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     PLEASE MARK, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE.

     The undersigned shareholder of Valley Forge Scientific Corp. (the "Company") hereby appoints Jerry L. Malis and Thomas J. Gilloway, or each of them, proxies of the undersigned with full power of substitution to vote at the Annual Meeting of Shareholders of the Company to be held on Wednesday, June 30, 1999, at 10:00 a.m., local time, and at any adjournment thereof, the number of votes which the undersigned would be entitled to cast if personally present:

(1) ELECTION OF DIRECTORS

[ ]  FOR nominees listed below               [ ]  WITHOUT AUTHORITY to
     (except as marked below)                     vote for nominees
                                                  listed below

          Jerry L. Malis, Thomas J. Gilloway, Leonard I. Malis
          Bruce A. Murray, Bernard H. Shuman, Robert H. Dick

INSTRUCTIONS:  To withhold authority to vote for a nominee, draw a line through or strike out nominee's name as set forth above.

(2) PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK FROM
10,000,000 TO 20,000,000.

[ ]  FOR                 [ ]  AGAINST             [ ]  ABSTAIN


       (Continued, and to be signed and dated, on reverse side)

                     (Continued from other side)

(3) To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof;

     all as more particularly described in the Proxy Statement dated June 1, 1999, relating to such meeting, receipt of which is hereby acknowledged.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the nominees listed in Proposal 1, and FOR Proposal 2.

                                   _____________________________

                                   _____________________________
                                   Signature of Shareholder(s)
                                   Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon.

                                   Dated:___________________, 1999